                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  January 10, 1997



                           CABLE TV FUND 14-A, LTD.
                           ------------------------
            (Exact name of registrant as specified in its charter)




         Colorado                  0-16200                     84-1024658
         --------                  -------                     ----------
(State of Organization)      (Commission File No.)            (IRS Employer
                                                            Identification No.)


P.O. Box 3309, Englewood, Colorado 80155-3309                (303) 792-3111
---------------------------------------------                --------------
(Address of principal executive office and Zip Code          (Registrant's
                                                              telephone no.
                                                          including area code)

Item 2.   Disposition of Assets
          ---------------------

          On January 10, 1997, Cable TV Fund 14-A, Ltd., a Colorado limited partnership (the "Partnership"), sold the cable television system serving the areas in and around Turnersville, New Jersey (the "Turnersville System") to an unaffiliated party for a sales price totaling approximately $84,500,000, subject to closing adjustments. The Partnership will distribute, prior to the end of February 1997, approximately $25,000,000 (or approximately $313 per each $1,000 invested in the Partnership) of the sale proceeds to its limited partners, and, as required under the terms of the Partnership's credit facility, approximately $52,500,000 of the sale proceeds will be used to repay a portion of the Partnership's indebtedness. Because the $25,000,000 distribution to the limited partners will not return 125 percent of the amount initially contributed by the limited partners, the General Partner will not receive a distribution from the proceeds of the sale of the Turnersville System. The Jones Group, Ltd., a subsidiary of Jones Intercable, Inc., the general partner of the Partnership, received a brokerage fee of $2,112,500, representing 2.5 percent of the sales price, for acting as a broker in this transaction. The balance of the proceeds will be used by the Partnership for ongoing working capital. Because the sale of the Turnersville System did not represent a sale of all or substantially all of the Partnership's assets, no vote of the limited partners of the Partnership was required to approve this sale.

Item 7.     Financial Statements and Exhibits
            ---------------------------------



      b.    Pro forma financial information.  Pro forma financial statements of
            -------------------------------
Cable TV Fund 14-A, Ltd. reflecting the disposition of the Turnersville System.

      c.    Exhibits.
            --------

            2.1 Asset Purchase Agreement dated as of March 28, 1996, between Cable TV Fund 14-A, Ltd. and Lenfest Atlantic, Inc. is incorporated by reference from the Partnership's Annual Report on Form 10-K for year ended December 31, 1995 (Exhibit 10.3.3).

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           CABLE TV FUND 14-A, LTD.
                                           By    Jones Intercable, Inc.,
                                                 General Partner



Dated:  January 23, 1997                         By:/s/ ELIZABETH M. STEELE
                                                    ___________________________
                                                     Elizabeth M. Steele
                                                     Vice President

                   UNAUDITED PRO FORMA FINANCIAL INFORMATION
                          OF CABLE TV FUND 14-A, LTD.



     The following unaudited pro forma balance sheet assumes that as of September 30, 1996, Cable TV Fund 14-A, Ltd. (the "Partnership") had sold the cable television system serving areas in and around Turnersville, New Jersey (the "Turnersville System") for $84,500,000. The funds available to the Partnership, adjusting for the estimated net closing adjustments of the Turnersville System, are expected to total approximately $85,044,424. Such funds will be used for working capital purposes, to repay indebtedness of the Partnership, and $25,000,000 will be distributed to the partners of the Partnership. The unaudited Pro Forma Statements of Operations assume that the Turnersville System was sold as of January 1, 1995.

     The Partnership will continue to own the cable television systems serving areas in and around Buffalo, Minnesota; Naperville, Illinois; Calvert County, Maryland; and certain communities in Central Illinois. The Partnership will also continue to own a 27 percent interest in Cable TV Fund 14-A/B Venture (the "Venture"). The Venture owns and operates the cable television system serving certain areas in Broward County, Florida.

     The unaudited pro forma financial information should be read in conjunction with the appropriate notes to the unaudited pro forma financial information.

     ALL OF THE FOLLOWING UNAUDITED PRO FORMA FINANCIAL INFORMATION IS BASED UPON AMOUNTS AS OF SEPTEMBER 30, 1996 AND CERTAIN ESTIMATES OF LIABILITIES AT CLOSING. FINAL RESULTS MAY DIFFER FROM SUCH INFORMATION.

                           CABLE TV FUND 14-A, LTD.

                       UNAUDITED PRO FORMA BALANCE SHEET
                              September 30, 1996

                                                                                    Pro Forma          Pro Forma
                                                              As Reported          Adjustments          Balance
                                                             -------------       --------------      -------------
ASSETS
Cash and cash equivalents                                    $     397,481       $    5,258,448      $   5,655,929
Trade receivables, net                                           1,255,360             (582,595)           672,765
Investment in cable television properties:
  Property, plant and equipment, net                            60,006,537          (17,598,930)        42,407,607
  Intangibles, net                                              12,686,887           (2,329,296)        10,357,591
  Investment in cable television joint venture                   4,210,600                  --           4,210,600
                                                             -------------       --------------      -------------

    Total investment in cable television properties             76,904,024          (19,928,226)        56,975,798
Deposits, prepaid expenses and deferred charges                    948,083             (130,643)           817,440
                                                             -------------       --------------      -------------

Total assets                                                 $  79,504,948       $  (15,383,016)     $  64,121,932
                                                             =============       ==============      =============

LIABILITIES AND PARTNERS' CAPITAL
Liabilities:
  Debt                                                       $  80,756,328       $  (52,500,000)     $  28,256,328
  Accounts payable - General Partner                             3,453,993                  --           3,453,993
  Accrued liabilities                                            2,065,428             (314,987)         1,750,441
  Subscriber prepayments                                           130,359              (24,933)           105,426
                                                             -------------       --------------      -------------

Total liabilities                                               86,406,108          (52,839,920)        33,566,188
                                                             -------------       --------------      -------------

Partners' deficit                                               (6,901,160)          37,456,904         30,555,744
                                                             -------------       --------------      -------------

  Total liabilities and partners' deficit                    $  79,504,948       $  (15,383,016)     $  64,121,932
                                                             =============       ==============      =============


    The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited balance sheet.

                           CABLE TV FUND 14-A, LTD.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1995

                                                                                       Pro Forma          Pro Forma
                                                                 As Reported          Adjustments          Balance
                                                                -------------       --------------      -------------
REVENUES                                                        $  44,094,802       $  (16,392,499)     $  27,702,303
COSTS AND EXPENSES:
  Operating expenses                                               25,719,534           (8,788,432)        16,931,102
  Management fees and allocated overhead from
    General Partner                                                 5,375,657           (1,976,152)         3,399,505
  Depreciation and amortization                                    14,459,479           (3,632,327)        10,827,152
                                                                -------------       --------------      -------------

OPERATING INCOME (LOSS)                                            (1,459,868)          (1,995,588)        (3,455,456)
                                                                -------------       --------------      -------------
OTHER INCOME (EXPENSES):
  Interest expense                                                 (6,001,497)           4,002,851         (1,998,646)
  Other, net                                                           29,201                  --              29,201
                                                                -------------       --------------      -------------

    Total other income (expense), net                              (5,972,296)           4,002,851         (1,969,445)
                                                                -------------       --------------      -------------

LOSS BEFORE EQUITY IN NET
    LOSS OF CABLE TELEVISION
    JOINT VENTURE                                               $  (7,432,164)           2,007,263         (5,424,901)

EQUITY IN NET LOSS OF
    CABLE TELEVISION JOINT VENTURE                                 (1,104,003)                 --          (1,104,003)

NET LOSS                                                        $  (8,536,167)      $    2,007,263      $  (6,528,904)
                                                                =============       ==============      =============


     The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited statement.

                           CABLE TV FUND 14-A, LTD.

                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                 For the Nine Months Ended September 30, 1996

                                                                                       Pro Forma          Pro Forma
                                                                 As Reported          Adjustments          Balance
                                                                -------------       --------------      -------------

REVENUES                                                        $  35,294,597       $  (12,848,265)     $  22,446,332
COSTS AND EXPENSES:
  Operating expenses                                               20,570,930           (6,903,797)        13,667,133
  Management fees and allocated overhead from
    General Partner                                                 4,026,927           (1,434,525)         2,592,402
  Depreciation and amortization                                    10,777,905           (2,689,016)         8,088,889
                                                                -------------       --------------      -------------

OPERATING LOSS                                                        (81,165)           1,820,927         (1,902,092)

OTHER INCOME (EXPENSES):
  Interest expense                                                 (4,510,275)           2,991,001         (1,519,274)
  Other, net                                                          120,405               94,704            (25,701)
                                                                -------------       --------------      -------------

    Total other income (expense), net                              (4,630,680)           3,085,705         (1,544,975)
                                                                -------------       --------------      -------------
LOSS BEFORE EQUITY IN NET
    LOSS OF CABLE TELEVISION
    JOINT VENTURE                                               $  (4,711,845)           1,264,778         (3,447,067)

EQUITY IN NET LOSS OF CABLE
    TELEVISION JOINT VENTURE                                         (568,472)                 --            (568,472)

NET LOSS                                                        $  (5,280,317)      $    1,264,778      $  (4,015,539)
                                                                =============       ==============      =============



    The accompanying notes to unaudited pro forma financial statements are an integral part of this unaudited statement.

                           CABLE TV FUND 14-A, LTD.

               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

       1) The following calculations present the sale of the Turnersville System and the resulting estimated proceeds expected to be received by the Partnership.

       2) The unaudited pro forma balance sheet assumes that the Partnership had sold the Turnersville System for $84,500,000 as of September 30, 1996. The unaudited statements of operations assume that the Partnership had sold the Turnersville System as of January 1, 1995.

       3) The estimated gain recognized from the sale of the Turnersville System and corresponding estimated distribution to limited partners as of September 30, 1996 has been computed as follows:


GAIN ON SALE OF ASSETS:

Contract sales price                                            $ 84,500,000
Less:  Net book value of investment in cable television
       properties at September 30, 1996                           21,054,025
                                                                ------------

Gain on sale of assets                                          $ 63,445,975
                                                                ============

DISTRIBUTIONS TO PARTNERS:
Contract sales price                                            $ 84,500,000
Working Capital Adjustment:
Add:   Trade receivables, net                                        532,213
       Prepaid expenses                                               61,519
Less:  Accrued liabilities                                           (16,986)
       Subscriber prepayments                                        (32,222)
                                                                ------------

Adjusted cash received                                            85,044,524

Less:  Repayment of outstanding debt to third parties            (52,500,000)
       Payment of brokerage fee                                   (2,112,500)
       Cash retained for working capital                          (5,432,024)

Cash available for distribution                                 $ 25,000,000
                                                                ============

       4) The Pro Forma Statements of Operations reflect the sale of the Turnersville System and the repayment of approximately $52,500,000 of debt with proceeds of such sale. The Partnership will continue to own the cable television systems serving areas in and around Buffalo, Minnesota; Naperville, Illinois; Calvert County, Maryland; and certain communities in Central Illinois. The Partnership will also continue to own a 27 percent interest in Cable TV Fund 14-A/B Venture (the "Venture"). The Venture owns and operates the cable television system serving certain areas in Broward County, Florida.

                                       9